                                                                   EXHIBIT 10.11


                            TOP TIER SOFTWARE, INC.


                         _____________________________

                    AMENDED AND RESTATED VOTING AGREEMENT

                         _____________________________

                                 July 11, 2000

                     AMENDED AND RESTATED VOTING AGREEMENT
                     -------------------------------------


          THIS AMENDED AND RESTATED VOTING AGREEMENT (this "Agreement"), by and among Top Tier Software, Inc., a Delaware corporation (the "Company"), the purchasers of the Company's Series A Preferred Stock, the purchasers of the Company's Series B Preferred Stock, the purchasers of the Company's Series C Preferred Stock, certain purchasers of the Company's Series D Preferred Stock, the purchasers of the Company's Series E Preferred Stock (the "Series E Purchasers") (collectively, the "Investors") is entered into on this 11 day of July, 2000.

                                    RECITALS

          A. Each of the Investors is the owner of the number of shares of the Company's capital stock set forth beneath such Investor's name on the signature page hereto.

          B. Pursuant to the Voting Agreement, dated October 27, 1999, by and among the Company and the Investors listed on the signature page thereto (the "Prior Agreement"), the holders of the Company's Preferred Stock agreed to vote their respective shares so as to elect to the Company's Board of Directors (i) two (2) directors designated by the holders of the Series A Preferred Stock,
(ii) two (2) directors designated by the holders of the Series B Preferred Stock and Series C Preferred Stock, voting together as a single class, and (iii) one
(1) director designated by the holders of the Series D Preferred Stock, with any remaining directors to be elected by the holders of a majority of the outstanding shares of Common Stock and Preferred Stock, voting together as a single class.

          C. Section 20 of the Prior Agreement provides that the written consent of the Company and a majority of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, each series voting separately as a class, is required to amend the Prior Agreement.

          D. The Company and the Series E Purchasers are entering into a Series E Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement").

          E. The Company and certain holders who together hold not less than a majority of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock now desire to amend and restate the Prior Agreement in its entirety as set forth below to add the Series E Purchasers as parties thereto and to make certain other changes.

          NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

          1.   Agreement to Vote.  Each of the Investors agree to vote or act
               -----------------
with respect to their shares now or hereafter acquired by it and any other voting securities of the Company over which such Investor has voting control at a regular or special meeting of stockholders (or by written consent) in accordance with the provisions of this Agreement.

          2.   Board Size.  Each of the Investors agree to vote or act with
               ----------
respect to their shares now or hereafter acquired by it and any other voting securities of the Company over which such Investor has voting control at a regular or special meeting of stockholders to ensure that the size of the Company's Board of Directors shall be set and remain at seven (7) directors.

          3.   Election of the Series A Directors.  On all matters relating to
               ----------------------------------
the election of the directors designated by the holders of the Series A Preferred Stock (the "Series A Directors"), each of the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of their shares of capital stock to ensure that the Series A Directors shall be elected to the Board of Directors and the Series A Directors shall be the persons designated by the holders of a majority in interest of all of the shares of Series A Preferred Stock held by the Investors, and who initially shall be Shai Agassi and David Blumstein.

          4.   Election of Series B and Series C Directors.  On all matters
               -------------------------------------------
relating to the election of the directors designated by the holders of the Series B Preferred Stock and Series C Preferred Stock, voting together as a single class (the "Series B and Series C Directors"), each of the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of their shares of capital stock to ensure that the Series B and Series C Directors shall be elected to the Board of Directors and the Series B and Series C Directors shall be the person designated by the holders of a majority in interest of all of the shares of Series B Preferred Stock and Series C Preferred Stock held by the Investors, and who initially shall be Jan Baan and Paul Baan.

          5.   Election of Series D Director.  On all matters relating to the
               -----------------------------
election of the director designated by the holders of the Series D Preferred Stock (the "Series D Director"), each of the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of their shares of capital stock to ensure that the Series D Director shall be elected to the Board of Directors and the Series D Director shall be a person designated by the holders of a majority in interest of all the shares of Series D Preferred Stock held by the Investors, and who initially shall be Martin Lechner.

          6.   Removal of the Series A Director.  On all matters relating to the
               --------------------------------
removal of the Series A Directors, each of the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of their shares of capital stock to ensure that any Series A Directors selected by holders of a majority in interest of all of the shares of Series A Preferred Stock held by the Investors for removal as the Series A Directors shall be so removed. Any such vacancy created by such removal shall be filled pursuant to paragraph 3 herein.

          7.   Removal of Series B and C Directors.  On all matters relating to
               -----------------------------------
the removal of the Series B and Series C Directors, each of the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of their shares of capital stock to ensure that the Series B and Series C Directors selected by the holders of a majority in interest of all of the shares of Series B Preferred Stock and Series C Preferred Stock held by the Investor in the aggregate for removal as the Series B and Series C Directors shall be so removed. Any such vacancy created by such removal shall be filled pursuant to paragraph 4 herein.

          8.   Removal of Series D Director.  On all matters relating to the
               ----------------------------
removal of the Series D Director, each of the Investors shall vote at a regular or special meeting of stockholders (or by written consent) all of their shares of capital stock to ensure that the Series D Director selected by the holders of a majority in interest of all the shares of Series D Preferred Stock for removal as the Series D Director shall be so removed. Any such vacancy created by such removal shall be filled pursuant to paragraph 5 herein.

          9.   Election and Removal of the Remaining Director.  On all matters
               ----------------------------------------------
relating to the election of the remaining director, such remaining director shall be elected only by the vote of holders of a majority of the outstanding shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock (voting together as a single class). On all matters relating to the removal of the remaining director, the remaining director shall be removed if the Series A Directors, the Series B and Series C Directors and the Series D Director unanimously approve the removal of the remaining director. Any vacancy created by such removal shall be filled pursuant to the first sentence of this paragraph 9.

          10.  Covenants of the Company.  The Company agrees to use its best
               ------------------------
efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company's best efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the parties hereto assuming conversion of all outstanding securities, in order to protect the rights of the parties hereunder against impairment.

          11.  No Liability for Election of Recommended Directors.  Neither the
               --------------------------------------------------
Company nor the Investors, nor any officer, director, stockholder, partner, employee or agent of such party, if any, makes any representation or warranty as to the fitness or competence of the nominee of any party hereunder to serve on the Company's Board by virtue of such party's execution of this Agreement or by the act of such party in voting for such nominee pursuant to this Agreement.

          12.  Grant of Proxy.  Should the provisions of this Agreement be
               --------------
construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and are irrevocable for the term of this Agreement.

          13.  Specific Enforcement.  It is agreed and understood that monetary
               --------------------
damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

          14.  Successors in Interest.
               ----------------------

               (a) The provisions of this Agreement shall be binding upon the successors in interest to any of securities of the Company held by any party to this Agreement and their successors and assigns. The Company shall not permit the transfer of any of the securities on its books or issue new certificates representing any such securities unless and until the person(s) to whom such shares are to be transferred shall have executed a written agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person was a party hereunder.

          (b) Each certificate representing each of the securities shall bear a legend reading as follows:

          "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO THE TERMS OF A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THE VOTING AGREEMENT. "

     15.  Execution by the Company.  The Company, by its execution in the space
          ------------------------
provided below, agrees that it will cause the certificates evidencing the shares of capital stock subject to this Agreement to bear the legend required by
Section 14 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of capital stock subject to this Agreement to bear the legend required by Section 14 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under Section 14 shall not effect the validity or enforcement of this Agreement.

     16.  Termination.  This Agreement shall terminate upon the earlier of:
          -----------

          (a) the date the Company consummates a sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, at an aggregate offering price of $20,000,000; or

          (b) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or a sale of all or substantially all of the assets of the Company.

     17.  Captions.  The captions, headings and arrangements used in this
          --------
Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

     18.  Manner of Voting.  The voting of shares pursuant to this Agreement may
          ----------------
be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

     19.  Stock Splits, Stock Dividends, etc.  In the event of any issuance of
          ----------------------------------
shares of the Company's voting securities hereafter to any of the parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 14.

     20.  Amendments and Waivers.  Any term hereof may be amended and the
          ----------------------
observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company; (b) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series A Preferred Stock; (b) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series B Preferred Stock; (c) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series C Preferred Stock; (d) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series D Preferred Stock; and (e) the Investors and their respective successors and assigns, holding at least a majority of the shares of Series E Preferred Stock. Any amendment or waiver so effected shall be binding upon the Company, each such class of Investors, and all of their respective successors and assigns whether or not such party, assignee or other stockholder entered into or approved such amendment or waiver.

     21.  Entire Agreement.  This Agreement is intended to be the sole agreement
          ----------------
of the parties as it relates to this subject matter.

     22.  Enforceability/Severability.  The parties hereto agree that each
          ---------------------------
provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement shall nevertheless be held to be prohibited by or invalid under applicable law,
(a) such provision shall be invalid only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and (b) the parties shall, to the extent permissible by applicable law, amend this Agreement, so as to make effective and enforceable the intent of this Agreement.

     23.  Governing Law.  This Agreement shall be governed by and construed
          -------------
under the laws of the State of California as applied to contracts among California residents entered into and to be performed entirely within California.

     24.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     25.  Successors and Assigns.  The provisions hereof shall inure to the
          ----------------------
benefit of, and be binding upon, the successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year hereinabove first written.

     COMPANY                            INVESTORS

     TOP TIER SOFTWARE, INC.            VITRIA TECHNOLOGY, INC.


     By: /s/ Shai Agassi                By: /s/ JoMei Chang
        ----------------------------       -----------------------------
     Name: Shai Agassi
     Its: President                     Name: JoMei Chang
                                             ---------------------------
                                        Its: President and CEO
                                            ----------------------------


                                        AZURE CAPITAL PARTNERS


                                        By: /s/ Cameron Lester
                                           -----------------------------

                                        Name: Cameron Lester
                                             ---------------------------
                                        Its: Managing Partner
                                            ----------------------------

                                        BLUEVECTOR, LLC, a Delaware limited
                                        liability company


                                        By: /s/ Joe Josephson
                                           -----------------------------

                                        Name: Joe Josephson
                                             ---------------------------
                                        Its: Managing Partner
                                            ----------------------------

                                        KINGDON CAPITAL MANAGEMENT


                                        By: /s/ Peter Cobos
                                           -----------------------------

                                        Name: Peter J. Cobos
                                             ---------------------------
                                        Its: General Partner
                                            ----------------------------

                                        /s/ Shai Agassi
                                        --------------------------------
                                        Shai Agassi
                                        318,747 shares of Series A
                                        Preferred Stock

                                        /s/ David Blumstein
                                        --------------------------------
                                        David Blumstein
                                        126,246 shares of Series A
                                        Preferred Stock


                                        QUICKSOFT LTD.
                                        318,747 shares of Series A
                                        Preferred Stock

                                        By: /s/ Shai Agassi
                                           -----------------------------

                                        Name: Shai Agassi
                                             ---------------------------
                                        Its:  Vice Chairman
                                            ----------------------------


                                        VCM1
                                        6,709,264 shares of Series B Preferred
                                        Stock

                                        10,500,000 shares of Series C
                                        Preferred Stock

                                        By: /s/ Jan Baan
                                           -----------------------------

                                        Name: Jan Baan
                                             ---------------------------
                                        Its: CEO
                                            ----------------------------


                                        FERMAN AG
                                        1,458,032 shares of Series D
                                        Preferred Stock

                                        By: /s/ Martin Lechner
                                           -----------------------------

                                        Name: Martin Lechner
                                             ---------------------------
                                        Its:  CEO
                                            ----------------------------

          [Signature Page to Amended and Restated Voting Agreement]